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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                               February 27, 1997
                Date of Report (Date of earliest event reported)





                                CKS GROUP, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                       0-27090                            77-0385435
 --------------------------------    ------------------------    ------------------------------------
 (State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification No.)
          incorporation)

                              10441 Bandley Drive
                          Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 366-5100
              (Registrant's telephone number, including area code)
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ITEM 8.          CHANGE IN FISCAL YEAR

                 On February 27, the Board of Directors of the Company approved a change in the Company's fiscal year end, so each fiscal quarter of the Company shall end on the Sunday that is closest to the end of February, May, August and November of each year end and so the fiscal year shall end on the Sunday that is closest to the end of November. A Quarterly Report on Form 10-Q will be filed for the transitional quarter ending March 2, 1997.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CKS GROUP, INC.



Dated:   March 10, 1997             By: /s/ Carlton H. Baab
                                       --------------------------------
                                          Carlton H. Baab
                                          Executive Vice President, Chief
                                          Financial Officer and Assistant
                                          Secretary